EXHIBIT 99.3

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

Summary

($ Millions)

	1Q 2012	1Q 2011

Core Results	$1,560	$1,593
EPS - Diluted	$1.92	$1.96

Reported Net Income	$1,559	$1,549
EPS - Diluted	$1.92	$1.90

Total Worldwide Sales Volumes (mboe/day)	745	728
Total Worldwide Production Volumes (mboe/day)	755	730

Total Worldwide Crude Oil Realizations ($/BBL)	$107.98	$92.14
Total Worldwide NGL Realizations ($/BBL)	$52.51	$52.64
Domestic Natural Gas Realizations ($/MCF)	$2.84	$4.21

Wtd. Average Basic Shares O/S (mm)	810.5	812.6
Wtd. Average Diluted Shares O/S (mm)	811.3	813.4

Shares Outstanding (mm)	811.1	812.9

Cash Flow from Operations	$2,800	$2,200

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2012 First Quarter

Net Income (Loss)

($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$2,504			$2,504

Chemical	184			184

Midstream, marketing and other	131			131

Corporate
Interest expense, net	(28)			(28)

Other	(92)			(92)

Taxes	(1,139)			(1,139)

Income from continuing operations	1,560	-		1,560
Discontinued operations, net of tax	(1)	1	Discontinued operations, net	-
Net Income	$1,559	$1		$1,560

Basic Earnings Per Common Share
Income from continuing operations	$1.92
Discontinued operations, net	-
Net Income	$1.92			$1.92

Diluted Earnings Per Common Share
Income from continuing operations	$1.92
Discontinued operations, net	-
Net Income	$1.92			$1.92

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2011 First Quarter

Net Income (Loss)

($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$2,468	$35	Libya exploration write-off	$2,510
		(22)	Gain on sale of Colombia pipeline interest
		29	Foreign Tax

Chemical	219			219

Midstream, marketing and other	114			114

Corporate
Interest expense, net	(214)	163	Premium on debt extinguishments	(51)

Other	(128)			(128)

Taxes	(1,054)	(50)	Tax effect of adjustments	(1,071)
		33	State income tax charge

Income from continuing operations	1,405	188		1,593
Discontinued operations, net of tax	144	(144)	Discontinued operations, net	-
Net Income	$1,549	$44		$1,593

Basic Earnings Per Common Share
Income from continuing operations	$1.72
Discontinued operations, net	0.18
Net Income	$1.90			$1.96

Diluted Earnings Per Common Share
Income from continuing operations	$1.72
Discontinued operations, net	0.18
Net Income	$1.90			$1.96

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Worldwide Effective Tax Rate

	QUARTERLY
	2012	2011	2011
REPORTED INCOME	QTR 1	QTR 4	QTR 1
Oil & Gas	2,504	2,537	2,468
Chemicals	184	144	219
Midstream, marketing and other	131	70	114
Corporate & other	(120)	(161)	(342)
Pre-tax income	2,699	2,590	2,459

Income tax expense
Federal and state	446	435	365
Foreign	693	514	689
Total	1,139	949	1,054

Income from continuing operations	1,560	1,641	1,405

Worldwide effective tax rate	42%	37%	43%

	2012	2011	2011
CORE RESULTS	QTR 1	QTR 4	QTR 1
Oil & Gas	2,504	2,537	2,510
Chemicals	184	144	219
Midstream, marketing and other	131	70	114
Corporate & other	(120)	(161)	(179)
Pre-tax income	2,699	2,590	2,664

Income tax expense
Federal and state	446	435	395
Foreign	693	514	676
Total	1,139	949	1,071

Core results	1,560	1,641	1,593

Worldwide effective tax rate	42%	37%	40%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2012 First Quarter Net Income (Loss)

Reported Income Comparison

	First	Fourth
	Quarter	Quarter
	2012	2011	B / (W)
Oil & Gas	$2,504	$2,537	$(33)
Chemical	184	144	40
Midstream, marketing and other	131	70	61
Corporate
Interest expense, net	(28)	(25)	(3)
Other	(92)	(136)	44
Taxes	(1,139)	(949)	(190)
Income from continuing operations	1,560	1,641	(81)
Discontinued operations, net	(1)	(7)	6
Net Income	$1,559	$1,634	$(75)

Earnings Per Common Share
Basic	$1.92	$2.01	$(0.09)
Diluted	$1.92	$2.01	$(0.09)

Worldwide Effective Tax Rate	42%	37%	-5%

OCCIDENTAL PETROLEUM

2012 First Quarter Net Income (Loss)

Core Results Comparison

	First	Fourth
	Quarter	Quarter
	2012	2011	B / (W)
Oil & Gas	$2,504	$2,537	$(33)
Chemical	184	144	40
Midstream, marketing and other	131	70	61
Corporate
Interest expense, net	(28)	(25)	(3)
Other	(92)	(136)	44
Taxes	(1,139)	(949)	(190)
Core Results	$1,560	$1,641	$(81)

Core Results Per Common Share
Basic	$1.92	$2.02	$(0.10)
Diluted	$1.92	$2.02	$(0.10)

Worldwide Effective Tax Rate	42%	37%	-5%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
1Q12 vs. 4Q11
($ in millions)
$2,537
$243
$81
$20
$154
$25
$4
$2,504
4Q11
Sales Price
Sales Volume
Higher G&A Costs
Higher DD&A Rate
Higher Expl Exp
All Others
1Q12

Chemical Variance Analysis
1Q12 vs. 4Q11
($ in millions)
$144
$17
$28
$12
$7
$184
4Q11
Sales Price
Sales Volume / Mix
Operations / Manufacturing
All Others
1Q12

Midstream Variance Analysis
1Q12 vs. 4Q11
($ in millions)
$70
$62
$18
$9
$10
$131
4Q11
Marketing and Trading
Pipelines
Gas Processing
All Others
1Q12

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2012 First Quarter Net Income (Loss)

Reported Income Comparison

	First	First
	Quarter	Quarter
	2012	2011	B / (W)
Oil & Gas	$2,504	$2,468	$36
Chemical	184	219	(35)
Midstream, marketing and other	131	114	17
Corporate
Interest expense, net	(28)	(214)	186
Other	(92)	(128)	36
Taxes	(1,139)	(1,054)	(85)
Income from continuing operations	1,560	1,405	155
Discontinued operations, net	(1)	144	(145)
Net Income	$1,559	$1,549	$10

Earnings Per Common Share
Basic	$1.92	$1.90	$0.02
Diluted	$1.92	$1.90	$0.02

Worldwide Effective Tax Rate	42%	43%	1%

OCCIDENTAL PETROLEUM

2012 First Quarter Net Income (Loss)

Core Results Comparison

	First	First
	Quarter	Quarter
	2012	2011	B / (W)
Oil & Gas	$2,504	$2,510	$(6)
Chemical	184	219	(35)
Midstream, marketing and other	131	114	17
Corporate
Interest expense, net	(28)	(51)	23
Other	(92)	(128)	36
Taxes	(1,139)	(1,071)	(68)
Core Results	$1,560	$1,593	$(33)

Core Results Per Common Share
Basic	$1.92	$1.96	$(0.04)
Diluted	$1.92	$1.96	$(0.04)

Worldwide Effective Tax Rate	42%	40%	-2%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
1Q12 vs. 1Q11
($ in millions)
$2,510
$514
$25
$209
$180
$67
$49
$40
$2,504
1Q11
Sales Price
Sales Volume
Higher Operating Costs
Higher DD&A Rate
Higher G&A Costs
Higher Expl Exp
All Others *
1Q12
* Includes higher foreign exchange losses and higher ad valorem taxes

Chemical Variance Analysis
1Q12 vs. 1Q11
($ in millions)
$219
$36
$21
$36
$14
$184
1Q11
Sales Price
Sales Volume / Mix
Operations / Manufacturing *
All Others
1Q12
* Higher feedstock costs

Midstream Variance Analysis
1Q12 vs. 1Q11
($ in millions)
$114
$18
$11
$8
$4
$131
1Q11
Pipelines
Gas Processing
Power Generation
All Others
1Q12

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

		First Quarter
		2012	2011
NET PRODUCTION PER DAY:

United States
Crude Oil (MBBL)
	California	86	77
	Permian	139	132
	Midcontinent and other	19	13
	Total	244	222
NGL (MBBL)
	California	15	14
	Permian	39	37
	Midcontinent and other	18	8
	Total	72	59
Natural Gas (MMCF)
	California	267	242
	Permian	155	165
	Midcontinent and other	412	327
	Total	834	734

Latin America

Crude Oil (MBBL)	Colombia	24	31

Natural Gas (MMCF)	Bolivia	14	16

Middle East / North Africa
Crude Oil (MBBL)
	Bahrain	4	4
	Dolphin	8	9
	Oman	64	67
	Qatar	72	75
	Other	42	57
	Total	190	212
NGL (MBBL)
	Dolphin	9	10
	Other	-	1
	Total	9	11
Natural Gas (MMCF)
	Bahrain	219	173
	Dolphin	173	196
	Oman	57	50
	Total	449	419

Barrels of Oil Equivalent (MBOE)		755	730

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

		First Quarter
		2012	2011
NET SALES VOLUMES PER DAY:
United States
Crude Oil (MBBL)		244	222
NGL (MBBL)		72	59
Natural Gas (MMCF)		834	734

Latin America
Crude Oil (MBBL)		24	33
Natural Gas (MMCF)		14	16

Middle East / North Africa
Crude Oil (MBBL)
	Bahrain	4	4
	Dolphin	8	9
	Oman	64	71
	Qatar	70	76
	Other	34	49
	Total	180	209

NGL (MBBL)	Dolphin	9	10

Natural Gas (MMCF)		449	419

Barrels of Oil Equivalent (MBOE)		745	728

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	First Quarter
	2012	2011

OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	103.52	88.04
NGL ($/BBL)	53.95	55.90
Natural gas ($/MCF)	2.84	4.21

Latin America
Crude Oil ($/BBL)	103.31	92.68
Natural Gas ($/MCF)	11.63	8.23

Middle East / North Africa
Crude Oil ($/BBL)	114.80	96.44
NGL ($/BBL)	40.77	33.93

Total Worldwide
Crude Oil ($/BBL)	107.98	92.14
NGL ($/BBL)	52.51	52.64
Natural Gas ($/MCF)	2.22	3.05

	First Quarter
	2012	2011
Exploration Expense
United States	$ 61	$ 40
Latin America	-	-
Middle East / North Africa	37	44
TOTAL REPORTED	$ 98	$ 84
Less - non-core impairments	-	(35)
TOTAL CORE	$ 98	$ 49

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	First Quarter
Capital Expenditures ($MM)	2012	2011
Oil & Gas
California	$ 523	$ 308
Permian	429	216
Midcontinent and other	424	180
Latin America	42	42
Middle East / North Africa	428	352
Exploration	171	65
Chemicals	42	22
Midstream, marketing and other	332	127
Corporate	21	13
TOTAL	$ 2,412	$ 1,325

Depreciation, Depletion &	First Quarter
Amortization of Assets ($MM)	2012	2011
Oil & Gas
Domestic	$ 588	$ 407
Latin America	25	28
Middle East / North Africa	335	322
Chemicals	85	82
Midstream, marketing and other	46	45
Corporate	6	6
TOTAL	$ 1,085	$ 890

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

CORPORATE

($ millions)

	31-Mar-12	31-Dec-11

CAPITALIZATION

Long-Term Debt (including short-term borrowings)	$ 5,873	$ 5,871

EQUITY	$ 38,747	$ 37,620

Total Debt To Total Capitalization	13%	13%